UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BELDEN INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! BELDEN INC. 1 NORTH BRENTWOOD BOULEVARD 15TH FLOOR ST. LOUIS, MO 63105 BELDEN INC. 2022 Annual Meeting Vote by May 24, 2022 11:59 PM ET. For shares held in a Plan, vote by May 22, 2022 11:59 PM ET. You invested in BELDEN INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 25, 2022 12:30 PM CDT Four Seasons Hotel St. Louis The Mississippi Room 8th Floor 999 N. Second Street St. Louis, Missouri 63102 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D78119-P69683 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D78120-P69683 1. Election of Directors Nominees: 1c. Steven W. Berglund 1a. David J. Aldrich 1d. Diane D. Brink 1b. Lance C. Balk 1e. Judy L. Brown 1f. Nancy Calderon 1g. Jonathan C. Klein 1h. Gregory J. McCray 1i. Roel Vestjens 2. Ratification of the appointment of Ernst & Young as the Company’s Independent Registered Public Accounting Firm for 2022. 3. Advisory vote on executive compensation for 2021. NOTE: In their discretion, proxies are authorized to transact and vote upon such other business as may properly come before the meeting. For For For For For For For For For For For